UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 1, 2016

International Packaging and Logistics Group, Inc.

(Exact Name of Registrant as Specified in Charter)

Nevada	0-21384	13-3367421
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

17800 Castleton Str. Suite 386 City of Industry, CA		91748
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (626) 213-3945

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement.

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective December 1, 2016, International Packaging and Logistics Group, Inc. (the “Company”) entered into an Employment Agreement (the “Employment Agreement”) with Xiuhua Song, the Company’s CEO.  Under the Employment Agreement, Ms. Song will receive a base salary of $120,000 per year and a guaranteed bonus of $20,000 per year.   The term of the contract is from December 1, 2016 to December 31, 2019. A copy of the Employment Agreement is attached to this Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits.

99.1           Employment Agreement between International Packaging and Logistics Group, Inc. and Xiuhua Song dated December 1, 2016

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 8, 2016	International Packaging and Logistics Group, Inc.

By:	/s/ Xiuhua Song
Xiuhua Song
Chief Executive Officer

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